Annex A
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                               Warrant Term Sheet
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Issuer:                    ABBA Wireless
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Number of Warrants:        83,496.546
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Exercise Terms:            The Warrants shall be exercisable at any time from
                           the date of issuance through the Expiration Date. Prior to the Spin-off, each Warrant shall be exercisable into one newly issued share of New ABBA-W Tracking Stock; provided that, in the event of any transfer of the Warrants prior to the Spin-off as permitted below, each Warrant shall automatically become exercisable only for the number of shares of Current ABBA-W Tracking Stock into which the New ABBA-W Tracking stock previously issuable upon exercise of the transferred Warrant was convertible (with the exercise price under the transferred Warrants adjusted as set forth below under "Exercise Price"); and provided, further, that, in the event Dylan elects to convert its shares of New ABBA-W Tracking Stock into Current ABBA-W Tracking Stock, each Warrant then held by Dylan shall automatically become exercisable only for the number of shares of Current ABBA-W Tracking Stock into which the New ABBA-W Tracking stock previously issuable upon exercise of the such Warrant was convertible (with the exercise price under such Warrants adjusted as set forth below under "Exercise Price").


                           Upon the Spin-off, each then outstanding Warrant shall automatically be exchanged for Warrants to purchase a number of shares of ABBA-W Common Stock equal to the number of shares of Current ABBA-W Tracking Stock into which the New ABBA-W Tracking stock previously issuable upon exercise of the Warrant was previously convertible, assuming a one-for-one exchange rate in the Spin-off. (In the event the exchange rate in the Spin-off is other than one-for-one, the number of new Warrants and/or the number of shares of ABBA-W Common Stock purchasable under each new Warrant will be adjusted appropriately.) The exercise price under the new Warrants will be adjusted as set forth below under "Exercise Price."


                           The Warrants shall be exercisable in whole or in part at the holder's option, and will be subject to customary anti-dilution

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                           adjustments.  Such anti-dilution adjustments will
                           include an adjustment so that, in the event the shares of Current ABBA-W Tracking Stock or ABBA-W Common Stock for which the Warrants are exercisable are converted into other securities or consideration, the Warrants will thereafter be exercisable for an amount of such securities or consideration that would have been received by the holder of the number of shares of Current ABBA-W Tracking Stock or ABBA-W Common Stock for which the Warrants were previously exercisable (with the exercise price adjusted appropriately) and the Warrants will otherwise retain the same terms and conditions as were previously in effect.
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ABBA and ABBA-W Covenants: ABBA or ABBA-W, as the case may be, will agree to keep available and reserve for issuance (and ABBA will deliver to ABBA-W as required) such number of shares of New ABBA-W Tracking Stock, Current ABBA-W Tracking Stock and/or ABBA-W Common Stock as are required to provide for the exercise of the Warrants (and for the conversion of New ABBA-W Tracking Stock issuable upon exercise of the Warrants into Current ABBA-W Tracking Stock).
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Exercise Price:            $17,500.00 in cash per share of New ABBA-W Tracking
                           Stock or $35.00 in cash per share of Current ABBA-W Tracking Stock, in each case prior to the Spin-off, or $35.00 in cash per share of ABBA-W Common Stock after the Spin-off (assuming a one-for-one exchange rate between Current ABBA-W Tracking Stock and
                           ABBA-W Common Stock in the Spin-off, with
                           appropriate adjustment if the exchange rate is other than one-for-one), subject to customary anti-dilution adjustments.
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Expiration Date:           5th anniversary of the date of issuance, unless
                           redeemed or repurchased earlier.
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Transferability:           The Warrants shall not be transferable for a period
                           of 18 months following issuance, except upon the occurrence of one of the events set forth in clause
                           (1) or (2) of paragraph 22 of the investment term sheet to which this Annex is attached. Thereafter, the Warrants shall be transferable in whole or in up to, but no more than, three blocks in a private placement but not in a public offering, provided that the Warrants will not be divided into more than three blocks in the aggregate over the life of the Warrants (and such limitation shall travel with the Warrants). Any transfer of the Warrants will be subject to the


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                           restrictions set forth in the second paragraph of
                           paragraph 22 of the investment term sheet, which test will be applied as if the transferee had fully exercised the transferred Warrants.

                           A transferee of Warrants shall not receive any of Dylan's rights under the investment term sheet except for registration rights as and to the extent provided for in the last sentence of the first paragraph of paragraph 22 of the investment term sheet.
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Registration Rights:       The Warrants and the shares of New ABBA-W Tracking
                           Stock issuable upon exercise of the Warrants shall not be registrable. The shares of Current ABBA-W Tracking Stock into which shares of New ABBA-W Tracking Stock issuable upon exercise of the Warrants may be converted (prior to the Spin-off) and the ABBA-W Common Stock issuable upon exercise of the Warrants (after the Spin-off) shall be eligible for inclusion in registrations and sales pursuant to and in accordance with the registration rights set forth in the investment term sheet, provided that the foregoing shall not alter or enlarge ABBA or ABBA-W's aggregate registration obligations thereunder.
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Repurchase and Redemption: The Warrants shall be subject to repurchase obligations and redemption as set forth in investment term sheet. Such provisions shall apply only to Warrants continued to be held by Dylan and its subsidiaries and not to any transferred Warrants.
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